SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                           _____________________


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     Date of report (date of earliest event reported):  March 15, 1999


                        PARK ELECTROCHEMICAL CORP.
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          (Exact Name of Registrant as Specified in Its Charter)


         New York                       1-4415          11-1734643
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(State or other Jurisdiction  (Commission              (IRS Employer
      of Incorporation)       File Number)            Identification No.)


  5 Dakota Drive, Lake Success,         New York                   11042
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(Address of Principal Executive Offices)                   (Zip Code)


                              (516) 354-4100
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                      Registrant's Telephone Number,
                            Including Area Code


                                    N/A
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        Former Name or Former Address, if Changed Since Last Report




                        Exhibit Index is on Page 4
                            Page 1 of 20 Pages
Item 5      Other Events.

            On March 15, 1999, the Board of Directors of Park Electrochemical Corp. (the "Company") adopted amendments to its By-Laws. The amendments to the By-Laws require stockholders to provide the Company with not less than 90 days nor more than 120 days (rather than not less than 60 days nor more than 90 days) notice prior to the anniversary date of the immediately preceding annual meeting of their intention to make nominations of directors or bring new business at annual meetings of stock-holders.


Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

3(i)        By-Laws of the Company, as amended March 15, 1999.

3(ii) Form of amendment to the By-Laws, dated March 15, 1999.

                                 SIGNATURE


            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PARK ELECTROCHEMICAL CORP.



Date:  March 15, 1999               By:/s/ Stephen E. Gilhuley
                                       Name: Stephen E. Gilhuley
                                       Title: Secretary


                               EXHIBIT INDEX



Exhibit       Description                                  Page

3(i)          By-laws of the Company, as amended             5
              March 15, 1999.


3(ii)         Form of amendment to the By-laws,             19
              dated March 15, 1999.



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